Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 11, 2022 (this “Amendment”), is entered into among (a) BLACK ROCK COFFEE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), (b) BLACK ROCK COFFEE BAR, LLC, an Oregon limited liability company (“BRCB”), BLACK ROCK STORE OPERATIONS LLC, an Oregon limited liability company (“BRSO”), BLACK ROCK DEVELOPMENT, LLC, an Oregon limited liability company (“BRD”), BLACK ROCK ROASTING, LLC, an Oregon limited liability company (“BRR”), BRSO 67TH, LLC, an Arizona limited liability company (“BRSO 67th”) and BR CASTLE ROCK LLC, a Colorado limited liability company (“BRCR” together with BRCB, BRSO, BRD, BRR and BRSO 67th, collectively and jointly and severally, the “Borrowers”, and each individually, a “Borrower”), (c) BRSO PNW XX, LLC, a Washington limited liability company (“BRSO PNW”) as a Guarantor (as defined in the Credit Agreement referred to below), (d) the other Credit Parties (as defined in the Credit Agreement referred to below), (d) the Lenders (as defined below) party hereto, and (e) RCS AGENT, LLC (in its individual capacity, “RCS”), as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) for the Lenders and TCW ASSET MANAGEMENT COMPANY LLC in its individual capacity (“TCW”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and, together with the Administrative Agent, each an “Agent” and collectively, the “Agents”) for the Lenders.
PRELIMINARY STATEMENTS
A.    Reference is made to that certain Credit Agreement, dated as of April 29, 2022 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time and in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among (a) the Borrowers, (b) Holdings, (c) the Guarantor, (d) each other Person party hereto from time to time that is designated as a “Credit Party”, (e) the several financial institutions and other lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”) (f) the Administrative Agent and (g) the Collateral Agent.
B.    The Borrowers have requested that the Existing Credit Agreement be amended to extend the delivery date of the Compliance Certificate to be delivered concurrently with the financial statements referred to in Section 4.1(b) of the Existing Credit Agreement for the Fiscal Quarter ended September 30, 2022, as more fully set forth herein, subject to the terms and conditions set forth in this Amendment and the Amended Credit Agreement.
C.    The Administrative Agent, Collateral Agent and Lenders are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
1.    Capitalized Terms. Capitalized terms used herein, including in preamble and the preliminary statements, and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.
2.    Amendments to Credit Agreement. As of the First Amendment Effective Date, the Existing Credit Agreement is hereby amended to extend the delivery date of the Compliance Certificate to be delivered concurrently with the financial statements referred to in Section 4.1(b) of the Existing Credit Agreement for the Fiscal Quarter ended September 30, 2022 (the “September 2022 Compliance Certificate”) from November 14, 2022 to the earlier to occur of (i) December 23, 2022 and (ii) the date that Untitled Group LLC (or an affiliate thereof) (“Untitled”) ceases to diligently pursue, on an uninterrupted basis, the proposed transaction by and between, among others, Holdings and Untitled, which is contemplated by that certain Term Sheet for Preferred Unit Financing of Black Rock Coffee Holdings, LLC, dated as of October 19, 2022 and in the form provided to the Administrative Agent and Collateral Agent prior to the First Amendment Effective Date (such date, the “September 2022 Compliance Certificate Delivery Date”). The failure to deliver the September 2022 Compliance Certificate by the September 2022 Compliance Certificate Delivery Date shall constitute an immediate Event of Default under the Amended Credit Agreement.
Notwithstanding the extension of the delivery date of the September 2022 Compliance Certificate, the Borrower Representative shall remain obligated to deliver the financial statements referred to in, and in accordance with, Section 4.1(b) of the Existing Credit Agreement.
The Credit Parties acknowledge and agree that the foregoing amendment relates solely to the delivery of the September 2022 Compliance Certificate as specified herein and shall in no way be deemed or construed as a waiver or amendment by the Administrative Agent, Collateral Agent or the Lenders of any Default or Event of Default or any other covenants or obligations under the Existing Credit Agreement or any other Loan Document. The Administrative Agent, Collateral Agent and Lenders expressly reserve the full extent of their rights under the Existing Credit Agreement, the other Loan Documents and applicable law, with respect to any Default or Event of Default.
3.    Conditions Precedent to Amendment. This Amendment shall become effective as of the date first written above (the “First Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:
(a)    Amendment. The Administrative Agent and Collateral Agent shall have received this Amendment, duly executed by the Credit Parties and the Lenders.
(b)    Representations and Warranties. On the First Amendment Effective Date, the representations and warranties set forth in Section 5 of this Amendment shall be true and correct.

(c)    Expenses. The Administrative Agent and Collateral Agent shall have received reimbursement or payment of all out-of-pocket costs and expenses required to be reimbursed or paid by the Borrowers under the Existing Credit Agreement on or prior to the First Amendment Effective Date.
(d)    First Amendment Closing Fee. The Borrowers shall pay to the Administrative Agent, for the ratable account of the Term Lenders, a closing fee (the “First Amendment Closing Fee”) in the amount of $ 251,090.72 (calculated as an amount equal to 25 basis points (i.e., 0.25%) multiplied by the current principal amount of the outstanding Term Loan and the Delayed Draw Term Loan Commitments, in each case, as of the First Amendment Effective Date). The First Amendment Closing Fee shall be fully earned, due and payable on the First Amendment Effective Date and shall be capitalized and added to the outstanding principal amount of the Term Loan.
4.    Covenants. As soon as practicable after the First Amendment Effective Date, the Credit Parties covenant and agree to establish and maintain a blocked deposit account at a third-party depository in which the Credit Parties shall solely deposit any and all proceeds received by any Credit Party in connection with the Roasters Litigation (the “Roasters Proceeds Account”), which Roasters Proceeds Account shall be subject to a Control Agreement; provided, however, that if any Credit Party receives any proceeds in connection with the Roasters Litigation before such Roasters Proceeds Account is established, the Credit Parties shall deposit such proceeds into an existing deposit account which is subject to an existing Control Agreement (any such account, an “Existing Blocked Account”) and shall ensure that such Existing Blocked Account has funds deposited therein in amount at least equal to such proceeds received from the Roasters Litigation at all times; provided, further, that, upon the opening of the Roasters Proceeds Account, any such proceeds deposited in any Existing Blocked Account shall be transferred from the Existing Blocked Account to the Roasters Proceeds Account.
5.    Representations and Warranties. The Credit Parties hereby represent and warrant to the Administrative Agent, Collateral Agent and the Lenders as of the First Amendment Effective Date as follows:
(a)    Corporate Authorization; No Contravention. The execution, delivery and performance by each of the Credit Parties of this Amendment, (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, and (ii) do not and will not:
(i)    contravene the terms of any of that Person’s Organization Documents;
(ii)    conflict with or result in any material breach or contravention of, or result in the creation of any Lien (other than Liens in favor of the Collateral Agent created under the Loan Documents) under, any document evidencing any Contractual Obligation that is material to the Credit Parties to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject except in each case to the extent such would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; or

(iii)    violate any Requirement of Law in any respect, except to the extent such violation could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)    Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party or any Subsidiary of any Credit Party of this Amendment, the Amended Credit Agreement or any other Loan Document except (i) for recordings, filings and other perfection actions in connection with the Liens granted to Collateral Agent under the Collateral Documents, (ii) those obtained or made on or prior to the First Amendment Effective Date, and (iii) filings required by applicable Requirements of Law in connection with the exercise of remedies by the Collateral Agent.
(c)    Binding Effect. This Amendment has been duly executed and delivered by such Credit Party that is party hereto. This Amendment constitutes the legal, valid and binding obligations of each Credit Party that is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(d)    Representations and Warranties; No Default. The following statements shall be true on the First Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment and the consummation of the transactions contemplated by this Amendment taking place on or about the First Amendment Effective Date:
(i)    The representations and warranties of each Credit Party contained in Article III of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”; without duplication of any materiality qualifier contained therein) on and as of the First Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and
(ii)    no Default or Event of Default shall exist.
6.    Survival of Representations and Warranties. All representations and warranties made by the Credit Parties in this Amendment or other document delivered pursuant to this Amendment or in connection herewith shall survive the execution and delivery hereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by either Agent or any Lender or on their behalf and notwithstanding that either Agent or any Lender may have had notice or knowledge of any Default at the time of any extension of credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

7.    Amendment as a Loan Document. This Amendment constitutes a “Loan Document” under the Amended Credit Agreement.
8.    Effect on Loan Documents. After giving effect to this Amendment on the First Amendment Effective Date, the Amended Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by Holdings, the Borrower and each other Credit Party in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, Collateral Agent or the Lenders under the Existing Credit Agreement or the other Loan Documents. Each of Holdings, the Borrower and each other Credit Party hereby acknowledge and agree that, after giving effect to this Amendment, all of its obligations and liabilities under the Existing Credit Agreement and the other Loan Documents to which it is a party, as such obligations and liabilities have been amended or otherwise modified by this Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Amended Credit Agreement. Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby.
9.    Reaffirmation of Grant of Security Interests. Each of the Credit Parties hereby reaffirms its grant to the Collateral Agent, for the benefit of the Secured Parties, of a continuing security interest in and Lien upon the Collateral of such Person, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Collateral Documents, and Holdings, the Borrower, and each other Credit Party hereby reaffirms that the Secured Obligations are and shall continue to be secured by the continuing security interest and Lien granted by such Person to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the Collateral Documents.
10.    Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent, Collateral Agent or any Lender may have under the Existing Credit Agreement or any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent, Collateral Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.
11.    Release of Claims. In consideration of the Administrative Agent’s and Collateral Agent’s agreements contained in this First Amendment, each Credit Party hereby irrevocably releases and forever discharges the Administrative Agent, Collateral Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations or proceedings, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit

Party ever had or now has against the Administrative Agent, Collateral Agent or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Administrative Agent, Collateral Agent or any other Released Person relating to the Existing Credit Agreement or any other Loan Document on or prior to the date hereof.
12.    Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).
13.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BLACK ROCK COFFEE HOLDINGS, LLC

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory

BLACK ROCK COFFEE BAR, LLC

By: Black Rock Coffee Holdings, LLC
Its: Managing Member

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory

BLACK ROCK STORE OPERATIONS, LLC

By: Black Rock Coffee Holdings, LLC
Its: Managing Member

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory

BLACK ROCK DEVELOPMENT, LLC

By: Black Rock Coffee Holdings, LLC
Its: Managing Member

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

BLACK ROCK ROASTING, LLC

By: Black Rock Coffee Holdings, LLC
Its: Managing Member

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory

BRSO 67th, LLC

By: Black Rock Store Operations, LLC
Its: Member
By: Black Rock Coffee Holdings, LLC
Its: Managing Member

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory

BR CASTLE ROCK LLC

By: Black Rock Store Operations, LLC
Its: Member

By: Black Rock Coffee Holdings, LLC
Its: Managing Member

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

BRSO PNW XX, LLC

By: Black Rock Store Operations, LLC
Its: Member

By: Black Rock Coffee Holdings, LLC
Its: Managing Member

By: /s/ Jake Spellmeyer
Name: Jake Spellmeyer
Title: Authorized Signatory
[Signature Page to First Amendment to Credit Agreement]

RCS AGENT, LLC,
as Administrative Agent

By: /s/ Béla R. Schwartz
Name: Béla R. Schwartz
Title: Vice President and Secretary

RCS SBIC FUND II, L.P.,
as a Lender

By: RCS II SBIC GP, LLC
Its: General Partner

By: /s/ Béla R. Schwartz
Name: Béla R. Schwartz
Title: Vice President and Secretary
[Signature Page to First Amendment to Credit Agreement]

TCW ASSET MANAGEMENT COMPANY LLC, as Collateral Agent

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW DIRECT LENDING VIII LLC, as a Lender

By: TCW Asset Management Company LLC,
its Investment Advisor

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW WV FINANCING LLC, as a Lender

By: TCW Asset Management Company LLC,
its Collateral Manager

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW SKYLINE LENDING, L.P., as a Lender

By: TCW Asset Management Company LLC,
its Investment Advisor

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director
[Signature Page to First Amendment to Credit Agreement]

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC, as a Lender

By: TCW Asset Management Company LLC,
its Investment Manager

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TMD-DL HOLDINGS LLC, as a Lender

By: TCW Asset Management Company LLC,
its Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender

By: TCW Asset Management Company LLC,
Its Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Lender

By: TCW Asset Management Company LLC,
its Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director
[Signature Page to First Amendment to Credit Agreement]

RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Lender

By: TCW Asset Management Company LLC,
its Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

BUILD PRIVATE CREDIT, L.P., as a Lender

By: TCW Asset Management Company LLC,
its Investment Manager and Attorney-in-Fact

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director
[Signature Page to First Amendment to Credit Agreement]